                   DATED                                 1996      EXHIBIT 10.57
                   ------------------------------------------



                             TYCO TOYS (UK) LIMITED
                             MATCHBOX TOYS LIMITED
                                  as Borrowers

                                    - and -

                                  THE LENDERS

                                    - and -

                      GENERAL ELECTRIC CAPITAL CORPORATION
                                as Issuing Bank

                                    - and -

                      GENERAL ELECTRIC CAPITAL CORPORATION
                                    as Agent



                -------------------------------------------------

                               AMENDMENT NO. 2 TO
                            GUARANTEE AND REVOLVING
                           CREDIT FACILITY AGREEMENT
                -------------------------------------------------



                                  Wilde Sapte
                                     London

THIS AGREEMENT is made on the          day of March 1996

BY:

(1) TYCO TOYS (UK) LIMITED, a company incorporated under the laws of England and Wales with registered number 2461539 having its registered office at Tyco House, Third Avenue, Globe Park, Marlow, Bucks SL7 1YF ("Tyco Toys") and MATCHBOX TOYS LIMITED, a company incorporated under the laws of England and Wales with registered number 1611433 having its registered office at Swift Park Industrial Estate, Old Leicester Road, Rugby, Warwickshire CV21 1DZ ("Matchbox") (each a "Borrower" and together the "Borrowers");

(2)    THE LENDERS as defined below;

(3) GENERAL ELECTRIC CAPITAL CORPORATION, a corporation organised under the laws of the State of New York as the issuing bank in respect of certain guarantees (the "Issuing Bank"); and

(4) GENERAL ELECTRIC CAPITAL CORPORATION, aforesaid as the Agent (as such term is more particularly defined below).

WHEREAS:

This amendment is supplemental to a Guarantee and Revolving Credit Facility Agreement dated 13th March 1995 as amended by an Amendment No. 1 dated 14th November 1995 (the "Agreement") and shall be deemed to be effective as from February 15, 1996.

1.     DEFINITIONS AND INTERPRETATION
       ------------------------------

1.1    Definitions

       Terms defined in the Agreement shall have the same meaning herein.

1.2    Interpretation

       The interpretation provisions contained in the Agreement shall have the same meaning herein.


2.     CONDITION PRECEDENT
       -------------------

       The variations to be effected hereby are conditional upon the Agent having received (in form and content satisfactory to the Agent acting reasonably) each of the following:

       (a) Certified Copies of the board minutes of each of the Borrowers approving and authorising the execution, delivery and performance of this amendment on the terms and conditions hereof;

       (b) a certificate of the secretary of each of the Borrowers dated the date of this amendment as to the incumbency and specimen signatures of each Borrower's officers executing this amendment; and

       (c) such other approvals, opinions or documents, in form and substance satisfactory to the Agent, as the Agent may reasonably request.


3.     VARIATIONS
       ----------

       Subject to the satisfaction of the conditions set forth in Clause 2 hereof above, the Agreement is deemed to be effective as from February 15, 1996 as follows:

       (a) The definition of "Margin" in Clause 1.1 is deleted in its entirety and replaced with the following:

              "means 2.75% per annum (provided, however, that if as of December 31, 1996 Tangible Net Worth shall be not less than $75,000,000 and the Minimum Debt Service Coverage Ratio shall be not less than
              1.50 to 1.0, then, beginning the first Business Day after delivery to the Agent pursuant to Clause 13.1.3 hereof of the audited financial statements and other documents described therein which evidence to the satisfaction of the Agent the attainment of such Tangible Net Worth and Minimum Debt Service Coverage Ratio levels and provided there shall not then exist a Default or Default Occurrence, Margin shall mean 2.5% per annum)";

       (b) Clause 13.4.2 to the Agreement is deleted in its entirety and replaced with the following:

              "13.4.2(a)  Each Borrower shall procure that Tyco Parent shall maintain (or cause to be maintained) as of the end of each Fiscal Quarter ending on each of the dates set forth below, Tangible Net Worth of not less than the respective amount set forth below opposite each such date:

                             Date                       Amount in Dollars
                             ----                       -----------------

                             December 31, 1995                 61,000,000

                             March 31, 1996                    39,900,000
                             June 30, 1996                     38,100,000
                             September 30, 1996                56,300,000
                             December 31, 1996                 65,400,000

                             March 31, 1997                   110,500,000
                             June 30, 1997                    111,500,000
                             September 30, 1997               127,400,000
                             December 31, 1997                136,700,000

                             March 31, 1998                   128,700,000
                             June 30, 1998                    129,600,000
                             September 30, 1998               145,800,000
                             December 31, 1998                155,200,000

                             March 31, 1999                   147,300,000
                             June 30, 1999                    148,300,000
                             September 30, 1999               164,800,000
                             December 31, 1999                174,300,000


                             and the last day of each
                             Fiscal Quarter thereafter

                     By January 15, 1997, the parties hereto may agree in writing on Tangible Net Worth amounts different from those listed above in respect of each Fiscal Quarter for the remaining term of this Agreement. Within 15 days of the commencement of each subsequent calendar year, the parties hereto may agree in writing on Tangible Net Worth amounts different from those listed above or as agreed to as provided in the immediately preceding sentence in respect of each Fiscal Quarter for the remaining term of this Agreement. If the parties fail to agree in writing on such new amounts in respect of 1997 or any subsequent calendar year by the end of such 15th day, the amounts previously agreed in writing by the parties pursuant to this Clause
                     13.4.2 shall apply, or, if no such amounts have been agreed in writing, the amounts listed above shall apply."

       (c) Clause 13.4.3 of the Agreement is deleted in its entirety and replaced with the following:

             "13.4.3 Each Borrower shall procure that Tyco Parent shall maintain (or cause to be maintained), as of the end of each Fiscal quarter (commencing with the Fiscal Quarter ending September 30, 1995), for each Parent Rolling Period, a Minimum Debt Service Coverage Ratio of not less than (v)
                     0.50 to 1.0 as of the end of the Fiscal Quarter ending December 31, 1995 (w) 0.27 to 1.0 as of the end of the Fiscal Quarter ending March 31, 1996, (x) 0.43 to 1.0 as of the end of the Fiscal Quarter ending June 30, 1996, (y)
                     0.63 to 1.0 as of the end of the Fiscal Quarter ending September 30, 1996 and (z) 1.30 to 1.0 as of the end of the Fiscal Quarter ending December 31, 1996 and each Fiscal Quarter thereafter. By January 15, 1997 the parties hereto may agree in writing on Minimum Debt Service coverage ratios different from those listed above in respect of each Fiscal Quarter for the remaining term of the Credit Agreement. Within 15 days of the commencement of each subsequent calendar year, the parties hereto may agree in writing on Minimum Debt Service Coverage Ratios different from those listed above or as agreed to as provided in the immediately preceding sentence in respect of each Fiscal Quarter for the remaining term of the Credit Agreement. If the parties fail to agree in writing on such new amounts in respect of 1997 or any subsequent calendar year by the end of such 15th day, the amounts previously agreed in writing by the parties pursuant to this Clause 13.4.3 shall apply, or, if no such amounts have been agreed in writing, the amounts listed above shall apply."

       (d) Clause 13.4.5 of the Agreement is deleted in its entirety and replaced with the following:

             "13.4.5 Each Borrower shall procure that Tyco Parent shall not permit EBITA of the International Management Subsidiaries as of the end of any fiscal period set forth below to be less than the respective amount in Dollars set forth below opposite such fiscal period:

                     Fiscal Period                                 EBITA
                     -------------                             -------------
                     Fiscal Quarter Ending March 31, 1996      $ (9,000,000)
                     Six (6) Fiscal Months  Ending June 30,     (15,000,000)
                      1996
                     Nine (9) Fiscal Months Ending September    (11,000,000)
                      30, 1996
                     Fiscal Year Ending December 31, 1996      zero

                     By January 15, 1997, the parties hereto shall agree in writing on EBITA amounts in respect of each Fiscal Quarter for the remaining term of this Agreement. If the parties fail to agree in writing on such new amounts by the end of January 15, 1997 such failure shall be a Default under this Agreement and the parties shall be entitled to exercise their respective rights under this Agreement. Within 15 days of the commencement of each calendar year after 1997, the parties hereto may agree in writing on EBITA amounts in respect of each Fiscal Quarter for the remaining term of this Agreement. If the parties fail to agree in writing on such new amounts in respect of any such calendar year by the end of such 15th day, the amounts previously agreed in writing by the parties pursuant to this Clause 13.4.5 shall apply."

       (e) Clause 13.4.6 of the Agreement is deleted in its entirety and replaced with the following:

             "13.4.6 Each Borrower shall procure that Tyco Parent shall not permit EBITA of the Direct Import Subsidiaries for any fiscal period set forth below to be less than the respective amount in Dollars set forth below opposite such fiscal period:

                     Fiscal Period                                EBITA
                     -------------                                -----
                     Fiscal Quarter Ending March 31, 1996      $(2,800,000)
                     Six (6) Fiscal Months Ending June 30,      (2,500,000)
                      1996
                     Nine (9) Fiscal Months Ending September     2,000,000
                      30, 1996
                     Fiscal Year Ending December 31, 1996        3,600,000

                     By January 15, 1997, the parties hereto shall agree in writing on EBITA amounts in respect of each Fiscal Quarter for the remaining term of this Agreement. If the parties fail to agree in writing on such new amounts by the end of January 15, 1997 such failure shall be a Default under this Agreement and the parties shall be entitled to exercise their respective rights under this Agreement. Within 15 days of the commencement of each calendar year after 1997, the parties hereto may agree in writing on EBITA amounts in respect of each Fiscal Quarter for the remaining term of this Agreement. If the parties fail to agree in writing on such new amounts in respect of any such calendar year by the end of such 15th day, the amounts previously agreed in writing by the parties pursuant to this Clause 13.4.6 shall apply.

       (f) In Clause 17.4, the words "2.5 per cent per annum" are deleted from line 2 and replaced with the following:

              "2.75 per cent per annum (provided, however, that if as of December 31, 1996 Tangible Net Worth shall be not less than $75,000,000 and the Minimum Debt Service Coverage Ratio shall be not less than 1.50 to 1.0, then, beginning the first Business Day after delivery to the Agent pursuant to Clause 13.1.3 of the audited financial statements and other documents described therein which evidence to the satisfaction of the Agent the attainment of such Tangible Net Worth and Minimum Debt Service Coverage Ratio levels and provided there shall not then exist a Default or Default Occurrence, the Guarantee Fee shall be 2.5 per cent per annum)".


4.     REPRESENTATIONS AND WARRANTIES
       ------------------------------

       Each Borrower hereby represents and warrants to each of the Lenders, the Issuing Bank and the Agent that:

       (a) this Amendment has been duly authorised, executed and delivered by each of the Borrowers pursuant to its corporate power;

       (b) this Amendment constitutes the legal, valid and binding obligation of such Borrower; and

       (c) after giving effect to the amendments referred to herein, there does not exist any Default or Default Occurrence.


5.     EXPENSES
       --------

       The Borrowers jointly and severally agree to pay on demand all reasonable fees and out-of-pocket expenses of the Lenders and the Agent incurred in connection with the preparation, execution and delivery of this Amendment and any documents referred to herein and any due diligence and collateral examinations arising hereunder (including, without limitation, travel and living expenses, attorney's fees, appraisal fees, search and filing fees).


6.     COUNTERPARTS
       ------------

       Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

IN WITNESS whereof the parties hereto have caused this Agreement to be duly executed the day and year first above written.

The Lender
- ----------
                                         /s/ Edward Wake Clark
SIGNED by                            )       Manager, Advances
                                     )
as Attorney for and on behalf of     )   /s/ Simon John Hames
LLOYDS BANK PLC                      )       Manager Assistant Advances
in the presence of :                 )



The Agent
- ---------

SIGNED by                            )
GENERAL ELECTRIC                     )
CAPITAL CORPORATION                  )
acting by                            )
who under the laws                   )
of the State of New York is acting   )   /s/ Catharine L. Midkiff
under the authority of               )       Vice President - Commercial Finance
General Electric Capital             )
Corporation                          )



The Participant
- ---------------

SIGNED by                            )
GENERAL ELECTRIC                     )
CAPITAL CORPORATION                  )
acting by                            )
who under the laws of the State of   )   /s/ Catharine L. Midkiff
New York is acting under the         )       Vice President - Commercial Finance
authority of General Electric        )
Capital Corporation                  )



The Borrowers
- -------------

SIGNED by                            )
for and on behalf of                 )   /s/ R. Michael Kennedy, Jr.
MATCHBOX TOYS LIMITED                )


SIGNED by                            )
for and on behalf of                 )   /s/ R. Michael Kennedy, Jr.
TYCO TOYS (U.K.) LIMITED             )